EXHIBIT 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Comverse Technology, Inc. (the "Company") on Form 10-Q for the period ended July 31, 2003 (the "Report"), I, Kobi Alexander, Chairman of the Board and Chief Executive Officer of the Company and I, David Kreinberg, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                /s/ Kobi Alexander
                                                -------------------------
                                                Kobi Alexander
                                                Chairman of the Board and
                                                Chief Executive Officer
                                                September 12, 2003


                                                /s/ David Kreinberg
                                                -------------------------
                                                David Kreinberg
                                                Executive Vice President and
                                                Chief Financial Officer
                                                September 12, 2003